SCHEDULE 14A

Information Required in Proxy Statement

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QV, QUANTUM VENTURES, INC.

 (Name of Company As Specified In Charter)

Not Applicable

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                  Common Stock, par value $0.001 per share

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QV, QUANTUM VENTURES, INC

16 Midlake Boulevard, Suite 312

SW Calgary AB T2X 2X7

403-397-7211

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2008

 The Annual Meeting of Stockholders (the "Annual Meeting") of QV, QUANTUM VENTURES, INC.

, a Nevada corporation (the "Company"), will be held at 9:00 a.m., local time, on JUNE 16, 2008 at, for the following purposes:

(1)

To elect the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2009 or until his successor is duly elected and qualified; and

(2)

To ratify the appointment of Jewett, Schwartz, Wolfe and Associates as the Company's independent certified public accountant; and

(3)

To ratify the name change from QV, Quantum Ventures, Inc. to Quantum Solar Power Corp., Inc., to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State.

(4)

To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on JUNE 16, 2008, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                             By Order of the Board of Directors

               /s/ Desmond Ross,

                                                             DESMOND ROSS

                                                                                                           PRESIDENT and CEO

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

QUANTUM SOLAR POWER CORP.

16 Midlake Boulevard, Suite 312

SW Calgary AB T2X 2X7

403-397-7211

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of QUANTUM SOLAR POWER CORP., a Nevada corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on JUNE 16, 2008 at 16 Midlake Boulevard, Suite 312 SW Calgary AB (403) 397-7211 and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

      The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is JUNE 16, 2008. Stockholders should review the information provided herein in conjunction with the Company's 2007 Annual Report, which was filed with the Securities and Exchange Commission on May 31, 2008 and the Company quarterly filings on Form 10-QSB.  The Company's principal executive offices are located

At 16 Midlake Boulevard, Suite 312 SW Calgary AB (403) 397-7211

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked by:

•

filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•

duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

•

attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: DESMOND ROSS, QUANTUM SOLAR POWER CORP.

 16 Midlake Boulevard, Suite 312 SW Calgary AB (403) 397-7211

PURPOSE OF THE MEETING

At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

(1)

To elect the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2009 or until his successor is duly elected and qualified; and

(2)

To ratify the appointment of Jewett Schwartz, Wolfe and Associates as the Company's independent certified public accountant; and

(3)

To ratify the name change from QV, Quantum Ventures, Inc. to Quantum Solar Power Corp., to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State.

(4)

To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the re-election of the nominees for director named below; (b) FOR the proposal to ratify the appointment of Jewett Schwartz, Wolfe and Associates, as the Company's independent certified public accountant; (c)  FOR the proposal to ratify the name change from QV, Quantum Ventures, Inc. to Quantum Solar Power Corp., In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

Description of Business

Corporate History

QV, Quantum Ventures, Inc. formerly Quantum Ventures, Inc. is a corporation formed under the laws of the State of Nevada on, April 14, 2004 whose principal executive offices are located in Calgary Alberta, Canada. Our principal business is the development, marketing and of a software product called Mediflow.

The Company filed a Form SB-2 on September 21, 2004, and on June 8, 2007 became a reporting Issuer.

On April 15, 2008, QV, Quantum Ventures, Inc. (the "Registrant") entered into a License agreement ( “The Agreement”) with Canadian Integrated Optics International Ltd. of Douglas, Isle of Man (CIOI), to manufacture and market CIOI’s  patent  pending solar technology based on an optical rectenna. Closing of this agreement will occur on or about   May 16, 2008 and is subject to certain terms and conditions.  The Purchase Price for the license shall be paid in shares of the Company’s common stock and a 5% royalty.

About Our Business

We are a development stage company.  We have produced no revenues to date, and have not begun revenue producing activities.  We have had extremely limited operations and have relied on the sale of our securities and loans or capital infusions from our officers and directors to fund our operations to date. Our auditors have included in their report covering our financial statements for the period from incorporation to June 30, 2006, that there is substantial doubt about our ability to continue as a going concern. Our business plan is to further develop and commercialize the MediFlow Software Program, a medical tracking software program that will assist healthcare professionals in diagnosing and recommending treatment for patients. Mediflow scans keywords of a healthcare professional’s input and compares it to an indexed database utilizing both Heuristic and Boolean logical algorithms.   The software compares the disease database looking for matching symptoms, analyzes the true phase (during current treatment), and the medications or other treatments being used.  It then matches the results with models found in the database, flagging any abnormalities in both the diagnosis and treatment, and suggesting a solution.

MediFlow has the capability to also provide third-party specialists with HIPAA-compliant access to patient information for their review and recommendations.   Access can be provided through the interactive use of text, audio, pictures or video both encapsulated and streaming; currently, the software supports both Audio and Visual access through .wav files, allowing it to also interface with third party software to make these features functional.

Software functionality is dependent on the accurate input of patient data. Software gateways are open to add modules to and for database integration, by permitting searches of the healthcare professional’s database and third-party databases. We may lease or acquire a third party data base to improve existing functionality for marketing purposes.  At present, costs associated with such lease or acquisition is not known. We plan to market our software as a service to Doctors and other health professionals in the U.S. and Canada.  We plan to further develop our software program as an easy to use, functional, responsive and integrated program that focuses on the needs of the Heath Care community.

About Our License Agreement

On April 15, 2008, QV, Quantum Ventures, Inc. (the "Registrant") entered into a License agreement ( “The Agreement”) with Canadian Integrated Optics International Ltd. of Douglas, Isle of Man (CIOI), to manufacture and market CIOI’s  patent  pending solar technology based on an optical rectenna. Closing of this agreement will occur on or about   May 16, 2008 and is subject to certain terms and conditions.  The Purchase Price for the license shall be paid in shares of the Company’s common stock and a 5% royalty.

This Agreement shall become effective on the Effective Date, and shall extend for an initial term of five (5) years (the “Term”) with an additional option for another five years at the sole discretion of the Licensee ( 10 years without notice required ) or other longer period that is mutually agreed upon by both parties in writing and shall automatically be renewed on an annual basis unless, either of the Parties by notice in writing at least thirty (30) days before the expiration of the initial term or any renewal hereof, shall advise the other party of its desire to terminate.

About the Solar Industry

Energy is the most critical issue of the new century.  Energy is a necessary part of the solution to all of the other great problems of our age which include access to clean water, wholesome food, a sustainable environment, an end to poverty, widely available education, democracy and a stable population. There are a variety of ways in which electrical energy can be generated; many involve burning fossil fuels (coal, oil, natural gas etc.) with the concerns regarding CO2 and related climate change is becoming a less acceptable solution.  Nuclear power is also useful for creating inexpensive electricity; however the concerns about safety and the long term disposal of radioactive wastes have meant that few new plants are being built during a period of rapidly expanding demand.  Renewable energy is the fastest growth segment of the electrical generation market. Therefore, it would seem that solar power will ultimately be the solution to the energy needs of the world.  However, in 2007 solar power is still not ready for every day commercial deployment.  This is due to the cost of installing such systems and therefore, the cost of the electrical energy they generate being much higher than the current alternatives.  All currently available solar technologies rely on the photoelectric effect, in which an incoming solar photon knocks an electron from a bound orbit in a semi conducting material such as silicon and then is collected through a conducting layer to be delivered as electrical current to a load. The current commercially available technology for direct conversion of sunlight to electrical energy (PV solar) is capable of somewhere between 5% and 15% conversion efficiency.  This means that for every 1000 Watts of incident full sunlight (which is the approximate value for one square meter of the earths’ surface) a commercially available panel today will put out between 50 and 200 watts of electricity.  The number of hours in a day, on average, in which the sun shines at maxim brightness varies across the face of the earth.  In the lower latitudes it can be as high as 8 hours per day and in more northerly climates it can be as low as 2 or 3 hours daily, on average, throughout the year.  When the efficiency of the solar panel is combined with the availability of sunlight one begins to get to the business proposition of solar panels, that is: what quantity of electrical energy is produced yearly for how much investment in the solar system.  Presently, this equation does not provide a viable economic model (without considerable government subsidy) for the deployment of solar power due to the high costs and low efficiencies of the available cell and panel solutions.  CIO has developed a proprietary technique for converting the suns radiation into electrical current that does not operate as all other available technologies do via the photoelectric effect as described by Albert Einstein more than 100 years ago.

Market Opportunities:

The electric power industry is one of the world’s largest industrial segments, with annual revenue of approximately $1.06 trillion in 2004, according to Datamonitor. Global electricity demand has grown consistently at a rate between 2% and 5% annually for the past decade, according to the Energy Information Administration of the United States Department of Energy, or EIA. Worldwide demand for electricity is expected to increase from 14.3 trillion kilowatt hours in 2003 (implying an average selling price of $.075 per kilowatt hour) to 26.0 trillion kilowatt hours by 2025, according to the United States Department of Energy’s International Energy Outlook. New investments in generation, transmission and distribution to meet growth in the demand for electricity, excluding investments in fuel supply, are expected to total roughly $10 trillion by 2030, according to the IEA.

For the sake of comparison, the total world demand for electrical energy of 14.3 Trillion KW Hrs/year would involve the annual solar irradiance on a piece of desert land near the equator of approximately 85 Km on a side and assuming the CIO panels were used with 30% efficiency the entire world electrical demand could be met with panels covering a similar square of 155 Km on a side.  Assuming that such panels could be manufactured for $1/Wp and that for each 1 Wp a total of 2 KWHrs/yr of electricity is derived then all of the panels required to generate present total world electricity needs of $14.3 T KWhrs/yr could be produced for $7.1 Trillion.  Amortizing this over the 30 year life of the panels would give $0.016/KWhr.

Our Growth Strategies

Quantum Solar Power Corp. intends to be a manufacturer and marketer of solar panels based on the unique and patent pending CIOI optical rectenna.  Multiple solar panels each of approximately 1 square meter in size will be used by customers to create large arrays of electricity generating capacity,  when combined with other products will allow for the creation and transmission of electricity either for consumption by the owner or for selling to a utility. The process for manufacturing optical rectennas is based on known techniques in nanotechnology including guided self assembly and bottom up processing.  It is expected therefore that in comparison with semiconductor patterning techniques which are used in standard solar cell manufacture that the capital equipment will be less expensive to purchase and to operate and that operating yields will be improved thus contributing to lower per panel costs.

Competitive Advantages:

There are several competitive advantages through the use of solar energy as opposed to the current forms of energy being used today they are as follows:

Environmental Advantage.

Solar power is one of the most benign electric generation resources. Solar cells generate electricity without air or water emissions, noise, vibration, habitat impact or waste generation.

Fuel Risk Advantage.

Unlike fossil and nuclear fuels, solar energy has no fuel price volatility or delivery risk. Although there is variability in the amount and timing of sunlight over the day, season and year, a properly sized and configured system can be designed to be highly reliable while providing long-term, fixed price electricity supply.

Location Advantage.

Unlike other renewable resources such as wind power and hydroelectric, solar power is generally located at a customer site due to the universal availability of sunlight. As a result, solar power limits the expense of and energy losses associated with, transmission and distribution from large scale electric plants to the end users. For most residential consumers seeking an environmentally friendly power alternative, solar power is the only viable choice because it can be located in urban and suburban environments.

Retail Rate Benchmark Advantage.

Unlike biomass, geothermal, hydroelectric and wind power generation which are location-dependent and sell primarily to the wholesale market, solar power competes with retail prices as it is customer-sited and supplements a customer’s electricity purchased at retail rates from the utility network.

Peak Energy Generation Advantage.

Solar power is well suited to match peak energy needs as maximum sunlight hours generally correspond to peak demand periods when electricity prices are at their highest. These characteristics increase the value of solar power as compared to other renewable resources that do not align with peak demand periods.

Modularity.

Solar power products can be deployed in many sizes and configurations to meet the specific needs of the customer.

Reliability.

With no moving parts and little required maintenance, solar power systems are among the most reliable forms of electricity generation.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

         The Company trades on the OTC Bulletin Board under the symbol "QVQV."  Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on JUNE 16, 2008 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein there are 117,200,000 shares of Common Stock, $.001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the appointment of Jewett, Schwartz, Wolfe And Associates as the Company's independent certified public accountant, , and the approval of the proposal to change the name change from QV, Quantum Ventures, Inc. to Quantum Solar Power Corp.. will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office in Canada for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as at May 5, 2008, the name and address and the number of shares of the Company's common stock, with a par value of $0.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the issued and outstanding shares of the Company's common stock, and the name and shareholdings of each director and of all officers and directors as a group.

Name of Share holder	Number of Shares Held	Percentage of Shares Held
Desmond Ross 16 Midlake Boulevard, Suite 312 SW Calgary AB	48,000,000	40.1%
Graham Hughes 16 Midlake Boulevard, Suite 312 SW Calgary AB	0	0%
Officers and Directors as a group (2)	48,000,000	40.1%

(1)	Based on a total of an aggregate of 117,200, 000 shares of capital stock, consisting of 117,200,000 issued and outstanding shares of common stock

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No officer, director, promoter, or affiliate of Quantum Solar Power Corp. has or proposes to have any direct or indirect material interest in any asset held by QV, Quantum Ventures, Inc. through security holdings, contracts, options, or otherwise.

Although there is no current compensation plan in existence, it is probable that Quantum Solar Power Corp. will adopt a plan to pay or accrue compensation to its Officers and Directors for services related to development of the company's business plan.

BOARD OF DIRECTORS AND OFFICERS

The current Board of Directors consists of Desmond Ross, President and Chief Executive Officer, Graham Hughes, Secretary and Treasurer, and Chief Financial Officer Their biographies are in Proposal One herein. Desmond Ross is our President and Chief Executive Officer. Graham Hughes is our Secretary and Treasurer.

All Directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has no committees. As and when required by law, it will establish an Audit Committee and a Compensation Committee. The Audit Committee will oversee the actions taken by our independent auditors and review our internal financial and accounting controls and policies. The Compensation Committee will be responsible for determining salaries, incentives and other forms of compensation for our officers, employees and consultants and will administer our incentive compensation and benefit plans, subject to full board approval. The Audit Committee Charter and the Compensation Committee Charter are attached hereto as Exhibit to this filing. The functions of the Audit Committee and the Compensation Committee are currently performed by the Board of Directors.

                                                                                EXECUTIVE COMPENSATION

Our Directors do not receive cash for their services. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors, but may enter into separate consulting agreements with individual directors at times.

Compensation of Directors

Our Directors do not receive cash for their services. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors, but may enter into separate consulting agreements with individual directors at times.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% shareholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended June 30,, 2007.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

(1) Audit Fees

The aggregate fees billed by the independent accountants for the last fiscal year for professional services for the audit of the Company's annual financial statements and the review included in the Company's Form 10-QSB and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years were $15,000 in 2007 and $15,000 on 2006.

(2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under Item 9 (e)(1) of Schedule 14A was NIL.

(3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountants for tax compliance, tax advise, and tax planning was $0.

(4) All Other Fees

During the last two fiscal years there were no other fees charged by the principal accountants other than those disclosed in (1) and (2) above.

(5) Audit Committee's Pre-approval Policies

At the present time, there are not sufficient directors, officers and employees involved with Quantum to make any pre-approval policies meaningful. Once Quantum has elected more directors and appointed directors and non-directors to the Audit Committee it will have meetings and function in a meaningful manner.

(6) Audit Hours Incurred

The principal accountants spent approximately 50 percent of the total hours spent on the accounting. The hours were about equal to the hours spent by the Company's internal accountant.

The Board of Directors has reviewed and discussed with the Company's management and independent registered public accounting firm the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-KSB for the Company's 2007 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for its 2007 fiscal year for filing with the SEC.

Pre-Approval Policies

The Board's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company's independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company.

                                          PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successor has been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

Name	Age	Positions Held and Tenure

Desmond Ross	42	President and Chief Executive Officer,

Graham Hughes	53	Secretary and Treasurer Chief Financial Officer

BOARD OF DIRECTORS

         Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS IN 2009 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors appointed Jewett, Schwartz, Wolfe and Associates as the Company's independent certified public accountants.  A representative of Jewett, Schwartz, Wolfe and Associates may be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Jewett, Schwartz, Wolfe and Associates

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF JEWETT, SCHWARTZ, WOLFE AND ASSOCIATES AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

             PROPOSAL 3 - APPROVAL OF THE COMPANY’S  NAME CHANGE FROM

                          QV, QUANTUM VENTURES, INC. TO QUANTUM SOLAR POWER CORP.

Our Board of Directors has adopted a resolution declaring the advisability of amending and restating our Certificate of Incorporation to effect a name change from QV, Quantum Ventures, Inc. to Quantum Solar Power Corp.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE NAME CHANGE FROM QV, QUANTUM VENTURES, INC. TO QUANTUM SOLAR POWER CORP.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada ("the "Nevada Law") provides for dissenter's rights of appraisal in connection with the one for four reverse stock split of the Company's common stock.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Proxy Statement contains forward-looking statements.  Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain,  but not necessarily all, of such  statements  can be identified by the use of  forward-looking  terminology, such  as  "believes,"   "expects,"  "may,"  "will,"  "should,"   "estimates"  or "anticipates"   or  the  negative   thereof  or  comparable   terminology.   All forward-looking  statements  involve known and unknown risks,  uncertainties and other factors, which may cause the actual transactions,  results, performance or achievements  of  the  company  to  be  materially  different  from  any  future transactions,  results, performance or achievements expressed or implied by such forward-looking  statements.  These may  include,  but are not  limited  to: (a) matters  described in this Proxy  Statement and matters described in "Note on Forward-Looking  Statements" in our Annual Report on Form 10-KSB for the year ended June 30,  2007,  (b) the ability to operate our business after the closing in a manner that will enhance  stockholder value. Although  we  believe  the  expectations   reflected  in  such   forward-looking statements are based upon reasonable assumptions and business opportunities,  we can  give no  assurance  that  our  expectations  will be  attained  or that any deviations will not be material.  We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

ADDITIONAL INFORMATION

         If you have any questions about the actions described above, you may contact counsel for the company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida  33139 (305) 531-1174.

We are  subject to the  informational  requirements  of the  Securities Exchange  Act of 1934 and in  accordance  with the  requirements  thereof,  file reports, proxy statements and other information with the Securities and Exchange Commission  ("SEC").  Copies  of  these  reports,  proxy  statements  and  other information  can be  obtained  at  the  SEC's  public  reference  facilities  at 100 F Street, Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

 We filed our annual report for the fiscal year ended June 30, 2007 on Form 10-KSB with the SEC, a copy of which is being provided with this proxy statement.  A copy of past annual reports on Form 10-KSB (except for certain exhibits  thereto),  may be obtained,  upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.  Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 a copy of which is being provided with this proxy statement.

Quarterly Report on Form 10-QSB for the quarters ended September 30, 2007, and December 31, 2007.

 All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described  herein, including  the Annual  Report on Form 10-KSB for the fiscal year ended June 30, 2007.

 Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this  Information  Statement  to the extent  that a  statement contained herein or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein  modifies or  supersedes  such statement.  Any such  statement so modified or  superseded  shall not be deemed, except as so modified or  superseded,  to constitute a part of this Information Statement.

This  Information  Statement   incorporates,   by  reference,   certain documents  that are not presented  herein or delivered  herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference  herein,  are available  without charge to any persons including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2009 and have it included in our proxy statement must submit the proposal in writing to Desmond Ross. We must receive the proposal no later than June 16, 2008

Shareholders intending to present a proposal at the Annual Meeting in 2009, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act").  The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting.  Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2009 no later than June 16 2008.  If the notice is after June 16 2008, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2009.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/ Desmond Ross

Desmond Ross

Chief Executive Officer

Calgary AB

May 5, 2008

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

OF

QUANTUM SOLAR POWER CORP.

           PROXY -- ANNUAL MEETING OF SHAREHOLDERS – June 16 2008

         The undersigned, revoking all previous proxies, hereby appoint(s) Desmond Ross as Proxy, with full power of substitution, to represent and to vote all Common Stock of Quantum Solar Power Corp. owned by the undersigned at the Annual Meeting of Shareholders to be held at 16 Midlake Boulevard, Suite 312 SW Calgary AB on June 16 2008, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

ELECTION OF DIRECTORS. Nominee:

Desmond Ross
Graham Hughes

                  [ ]      FOR ALL NOMINEE LISTED (Except as specified here:______________)

                  OR

                  [ ]      WITHHOLDING AUTHORITY to vote for the nominee listed above

2. Proposal to Ratify the Appointment of Jewett, Schwartz, Wolfe and Associates as

          Independent Auditor.

  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

3.

  Proposal to Ratify the Name Change from QV, Quantum Ventures, Inc. to Quantum

      Solar Power Corp.

  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO

SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED

FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3.

                                       Dated ____________________________, 2008

-----------------------------          ----------------------------------

(Print Name)                           (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.